1 RODMAN & RENSHAW INVESMENT CONFERENCE New York, NY – Nov. 12, 2008 Exhibit 99.1

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward looking information made on the Company’s behalf. All statements other than statements of historical facts which address the Company’s expectations of source of capital or which express the Company’s for the future with respect to financial performance or operating strategies, can be identified as forward-looking statements. Such statements made by the
Company are based on knowledge of the environment in which it operates, but because of the factors previously listed, as well as other factors beyond the control of the Company, actual results may differ materially from the expectations expressed in the forward-looking statements.

•
1990 - Established as Synthetic Blood  International, Inc., OTC SYBD; operations out of
Antioch College in Yellow Springs, OH
•
Company bases research on Dr. Watson
•
1991 - Dr. Leland Clark transfers his PFC patents to SYBD
•
1992 - Company bases research on Dr. Clark’s innovations
•
1996 - Moved to own labs in Costa Mesa, CA
•
2002 - Toxicity trials on Oxycyte completed
•
2006 - Phase 2-A trials on Oxycyte/TBI completed
•
2007 - Management change
•
2008 - Company changes name to Oxygen Biotherapeutics, Inc., OTC OXBO

4 * * * *

Oxycyte
®
•
A
PFC-based
therapeutic O
2
carrier developed for clinical indications
•
Oxycyte is a best-in-class PFC
•
Forms Stable Emulsion
•
Metabolically Inert
•
Acceptable Organ Elimination Time
•
Appreciable Residence Time in the Blood
•
No HNCL Syndrome
5
PFCs HBOCs
Superior safety profile
Reported safety issues
(Vasoconstriction, Hemostasis, GI)
No supply issues Outdated human blood/ limited supply
No animal hemoglobin Reformulated cow and pig blood
Good half life Short half life
No disease transmission/typing, cross
matching
Potential for disease transmission/antibody
formation
•
Carry 4
times more O
2
than RBCs
•
2 times faster than hemoglobin
•
50 times higher O
2
solubility and diffusability,
and 50
times smaller than RBCs

6 * * * *

DRAFT OXBO, 101508
7

• Applied where tissues are at risk of inadequate oxygenation (Ischemic Tissue)
• IV Administration
• TBI, Stroke, Spinal Cord Injury, Sickle Cell Disease, Endothelial Cell
Preservation . . .
• Applied Topically as a Therapeutic Agent
• Wound Healing, Dermatology, Cosmetics

Civil
Candidate Indication Pre-clinical Phase 2a Phase 1 Phase 2b Phase 3
OXY 1a
Oxy 1b
Oxy 2
Oxy 3
Oxy 4
Traumatic Brain Injury
Traumatic Brain Injury
Wound/Cosmetic
Sickle Cell Disease
Decompression Sickness
Military
Device, OTC first
Trial in Caribbean
Navy IND
Oxy 5 Aortic / Myocardial
Preservation

9 * * *

Indication Incidence in Thousands p.a.  N. America/
Europe
Civil Traumatic Brain Injury 4,980
Military Traumatic Brain Injury 200
Wound Treatment-Burns 2,000(US); 700 ER, 45 Hospitalization
Wound Treatment-Topical 36,500 (US)
Cosmetic Indications 9,200 (US)
Sickle Cell Pain Crisis 260 (US), 1% Population India/Africa
Decompression Sickness Ratio: 13.4 per 100,000 dives
Heart Attack 4,260
Coronary Bypass Surgery 1,065
Stroke 2,360 (Global)
Spinal Cord Injury 600
Organ Transplants 200
Severe Burned Body 18

In addition, the company could have income from wound treatment as early as: 2009
Revenue Scenario for 2013/14 Potential
20 % License Fee from Accessible Market $xx
X Units of 150ml Oxycyte Compound Sold at $xx $xx
TOTAL $xx
Incidence -
In Thousands
Dose Price Potential
4,950 Civil TBI $xx $xx  – Total Market
X% Market Share $xx  - Accessible Market
SCENARIO  2013/14

Civilian Traumatic Brain Injury
•
#1 cause of loss in work force productivity
•
Cancer and Heart Disease strike at older ages while TBI impacts younger people
•
Major impairment in 50% of survivors: lost from work force
•
We have an obligation to evaluate a potentially beneficial therapeutic intervention
Military Blast Injury
•
Largest killer in the war on terror, due to roadside bombs
•
Number of TBI injuries swamping VA
•
50% of survivors of severe injury have major impairment
•
Lost from active service
•
No medical treatments available
•
We have an obligation to evaluate a potentially beneficial therapeutic intervention

Clinical Benefit in Phase 2a Study: 9 TBI Patients after Oxycyte™ versus 25 matched historical controls G=Good Recovery, M=Moderate Recovery, S=Severe Disability, V=Persistent Vegetative, D=Death

• Preclinical Animal Toxicity
• Phase I
• Phase II
• Phase II A
• Phase II DES
• Phase III
• Phase IV
15
Currently expanding phase II trials to include a
sequential dose escalation safety and efficacy study of
up to 40 patients US, and 40 patients Canada.
Patient enrollment is anticipated to begin in Q1
2009.
Studies will take place in the U.S. with a second study
planned in Canada. Possible additional study in
Switzerland.

Phase 2a Trial - Traumatic Brain Injury (TBI) Phase 2 trial – Dose Escalation Safety
•
45 severe closed head injury patients
o
36 patients received standard of care
o
9 patients with standard of care + ~200ml Oxycyte
within two hours of injury
•
No significant AEs in Oxycyte group
o
Platelets, hemoglobin and liver enzymes at or near
normal
•
Oxycyte patients
o
Total response in 7/9 patients (78%) - no neurological
damage
•
Control group
o
50% died. 30% had chronic neurological damage
•
Determine the optimal dose for Oxycyte
for patients on Extended Glasgow
Outcome Scale
•
Optimal dose level that will reduce
thrombocytopenia and provides clinical
benefit in TBI
•
In-depth research to find the  correlation
between thrombocytopenia and platelets
•
Federal Grant: $1.95 M (2008-1012)
?US Army Medical Research and Materiel Command-
Grant ID# 00351085

Delivery system designed for continuous 24hr delivery of O2 to the wound.
H
2
O
2
& Catalyst Pouch, activate by crushing
Oxycyte® Gel
Semi-permeable Membrane
Rayon Mesh & Copper Oxide
Wound
Cover, Non-permeable
Includes O
2
Color Indicator
When color disappears, time to change bandage
Cupronized Rayon Gauge

Toxicity / Efficacy – Topical Devices
•Gel Formulation of Oxcycyte
for wound, burn healing, and treatment of Acne
•Oxcycyte
to be tested as active ingredient in medical device and in
combination with a release-controlled H
2
0
2
•Estimated Start Date: Q4 2008
•Estimated Completion: Q4 2009
•Estimated Cost: Approx. $300k
•Filed a patent for DIFT-Deep Immersion Fluorocarbon Treatment of traumatic burn patients ( Patients are fully immersed in oxygenated Oxycyte)

Phase 2a Trial- Sickle Cell Disease (SCD) / Acute Treatment of Pain Crisis
•SCD causes hemoglobin to crystallize and RBCs
to become misshapen and
unable to move through the microcirculation. Blood flow and O
2
levels are
reduced in SCD patients causing pain crisis
•First generation PFCs
in animal models have indicated that PFCs could reverse
the sickle effect.
•Estimated Start Date: Q1 2009
•Estimated Completion: Q4 2009
•Estimated Cost: $150k

20 * * * *

• Focus on 3 strategic clinical areas in which we can succeed
o
Traumatic Brain Injury (TBI)
o
Wound Healing
o
Sickle Cell Disease (SCD)
• Bring a topical Wound Healing indication to market quickly
• Launch a topical Cosmetic/Acne indication with partners
• Complete 2-b safety/efficacy trials for TBI and SCD
• Joint development of a DCS (decompression sickness) indication with the U.S. Navy
• Secure IP across all core and non-core therapeutic areas.
• Raise more money and make money to generate capital sufficient to generate proof of principal data in all three clinical areas.
• Selectively partner for products or sell indications

US/CA Escalation Study Oxycyte Big Pharma Involvement Harvest Existing IP Multiply Approach Partner Agreement (s) $ $ $ Dividends Partner Payments Door Opening Payments Try to Sell/License Annuity 22

Oxygen Biotherapeutics will set the standard in mitigation of loss of life or health due to lack of oxygen:
•
Build a continuous revenue stream with topical indications as early as
2009
•
TBI in phase 3 with a partner
•
Completed 2-b Trial for SCD
•
Secured surrounding IP for PFC and tissue oxygenation
•
Full development pipeline

•
$5.5M in cash at hand at a burn rate of about $300k per month, plus about
$1.5M for trials and development (1year)
•
Further $20M required to execute strategic plan (3 products with proof of principal by Q4 2010) by December 2010
•
Money inflow:
- Potential partner payments
- Warrant execution
- Recapitalization, if needed

• A substantial and untapped market opportunity remains
• Clinical failures are understood and can be avoided in the future
• OBI has a new and focused management team
• Oxycyte is a best-in-class PFC-based oxygen carrier
• No storage issues, non reactive, no significant AEs
• Regulatory path is understood
• A modest capital investment to reach proof of principal and substantial value generation within 2-3 years.
25
Value Proposition
Our  mission is to save the lives and improve
the health of ischemic patients through the
safe and efficient delivery of oxygen.